Exhibit 10.9

FORWARD PURCHASE AGREEMENT

This Forward Purchase Agreement (this “Agreement”) is entered into as of [•], 2021, by and between Tiga Acquisition Corp. III, a Cayman Islands exempted company (the “Company”) and Tiga Sponsor III LLC, a Cayman Islands limited liability company (the “Purchaser”).

WHEREAS, the Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) for its initial public offering (“IPO”) of 15,000,000 units (or 17,250,000 units if the overallotment option is exercised in full) (the “Public Units”) at a price of $10.00 per Public Unit, each comprised of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Share(s)”) and one-quarter of one warrant (the “Warrant(s)”)(which the number of units, the ratio of warrants to Class A ordinary shares and the other pricing terms and amounts with respect to the Company’s securities may be adjusted in connection with the Company’s marketing efforts relating to the IPO). Only whole Warrants are exercisable. A holder of Warrants will not be able to exercise any fraction of a Warrant. The Company shall not issue fractional Warrants other than as part of the Public Units. If, upon the detachment of the Warrants from the Public Units or otherwise, a holder of Warrants would be entitled to receive a fractional Warrant, the Company shall round down to the nearest whole number the number of Warrants to be issued to such holder;

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and complete a Business Combination; and

AND WHEREAS, the Company wishes to grant the Purchaser an option to subscribe, in the Purchaser's sole discretion, prior to the closing of the Company’s initial Business Combination (the “Business Combination Closing”) for up to an additional 5,000,000 Class A ordinary shares (the “Forward Purchase Shares”) plus up to an additional 1,250,000 warrants to purchase one Class A ordinary share at $11.50 per share (the “Forward Purchase Warrants” and together with the Forward Purchase Shares, the “Forward Purchase Securities”), for an aggregate purchase price of up to $50,000,000, or $10.00 per Class A ordinary share, in one or multiple private placements, which to the extent exercised by the Purchaser shall be on the terms and conditions set forth herein (which the ratio of warrants to Class A ordinary shares and the other pricing terms and amounts with respect to the Company’s securities may be adjusted in connection with the Company’s marketing efforts relating to the IPO).

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.            Sale and Purchase.

(a)       Forward Purchase Securities.

(i)       Upon exercise of the option by the Purchaser, the Company shall issue and sell to the Purchaser, and the Purchaser shall subscribe for and purchase from the Company, the initial Forward Purchase Shares and the initial Forward Purchase Warrants for an aggregate purchase price of up to $50,000,000 (the “FPS Purchase Price”).

(ii)       Each Forward Purchase Warrant will have the same terms as each Warrant sold as part of the Public Units in the IPO (“Public Warrants”), and will be subject to the terms and conditions of the Warrant Agreement to be entered into between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent, in connection with the IPO (the “Warrant Agreement”). Each Forward Purchase Warrant will entitle the holder thereof to purchase one Class A Share at a price of $11.50 per share, subject to adjustment as described in the Warrant Agreement, and only whole Forward Purchase Warrants will be exercisable. The Forward Purchase Warrants will become exercisable on the later of 30 days after the Business Combination Closing and 12 months from the closing of the IPO, and will expire five years after the Business Combination Closing or earlier upon redemption or the liquidation of the Company, as described in the Warrant Agreement.

(iii)       The purchase of Forward Purchase Securities may be effectuated, at the Purchaser’s election, in one or more private placements at any time, and from time to time, prior to the Business Combination Closing. For a purchase of the Forward Purchase Securities occurring at any time other than immediately prior to the Business Combination Closing, the Purchaser shall deliver a notice (an “Early Forward Purchase Election Notice”) to the Company at least ten (10) Business Days before the funding of the applicable FPS Purchase Price specifying (a) the number of Forward Purchase Securities that are subject to such Early Forward Purchase Election Notice, (b) the calculation of the portion of the FPS Purchase Price that will be due in connection with the purchase of such Forward Purchase Securities and (c) the date that such Forward Purchase Securities will be purchased by the Purchaser and the FPS Purchase Price will be paid to the Company (such date, an “Early FPS Closing”). On the date of any Early FPS Closing, the Purchaser shall deliver the FPS Purchase Price specified in the Early Forward Purchase Election Notice in cash via wire transfer to the account specified by the Company in writing, to be used by the Company for purposes related to a Business Combination. For the purchase of any Forward Purchase Securities occurring immediately prior to the Business Combination Closing, the Purchaser shall deliver a notice (a “Final Forward Purchase Notice”) to the Company at least ten (10) Business Days prior to the funding of the remaining FPS Purchase Price specifying (a) the number of Forward Purchase Securities that are subject to such Final Forward Purchase Notice, (b) the calculation of the portion of the FPS Purchase Price that will be due in connection with the purchase of such Forward Purchase Securities, and the Company shall promptly upon receipt confirm: (x) the anticipated date of the Business Combination Closing and (y) instructions for wiring the FPS Purchase Price to an account of a third-party escrow agent (the “Escrow Account”) which shall be the Company’s transfer agent (the “Escrow Agent”) pursuant to an escrow agreement between the Company and the Escrow Agent (the “Escrow Agreement”). At least two (2) Business Days before the anticipated date of the Business Combination Closing specified in such notice, the Purchaser shall deliver the FPS Purchase Price specified in the Final Forward Purchase Notice in cash via wire transfer to the account specified in such notice, to be held in escrow pending the Business Combination Closing. If the Business Combination Closing does not occur within thirty (30) days after the Purchaser delivers the FPS Purchase Price to the Escrow Agent, the Escrow Agreement will provide that the Escrow Agent shall automatically return to the Purchaser the FPS Purchase Price, provided that the return of the FPS Purchase Price placed in escrow shall not terminate the Agreement or otherwise relieve either party of any of its obligations hereunder. For the purposes of this Agreement, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York, Hong Kong or Singapore.

2

(iv)       Each closing of the sale of the Forward Purchase Securities in an Early FPS Closing shall be held on the date specified in the relevant Early Forward Purchase Election Notice. The closing of the sale of the Forward Purchase Securities subject to the Final Forward Purchase Notice (the “Final FPS Closing”, each Early FPS Closing and the Final FPS Closing, an “FPS Closing”) shall be held on the same date and immediately prior to the Business Combination Closing. At each Early FPS Closing, the Company will issue to the Purchaser the number of Forward Purchase Securities specified in the relevant Early Forward Purchase Election Notice, each registered in the name of the Purchaser, against (and concurrently with) payment of the relevant FPS Purchase Price into the Company’s account (as specified in writing by the Company) by the Purchaser. At the Final FPS Closing, the Company will issue to the Purchaser the number of Forward Purchase Securities specified in the Final Forward Purchase Notice, each registered in the name of the Purchaser, against (and concurrently with) payment of the relevant FPS Purchase Price by the Escrow Agent to the Company.

(b)       Delivery of Forward Purchase Securities.

(i)       The Company shall register the Purchaser as the owner of the Forward Purchase Securities purchased by the Purchaser hereunder (individually or collectively, the “Securities”) in the register of members of the Company and with the Company’s transfer agent by book entry on or promptly after (but in no event more than two (2) Business Days after) the date of each FPS Closing.

(ii)       Each register and book entry for the Forward Purchase Securities shall contain a notation, and each certificate (if any) evidencing the Forward Purchase Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.”

(c)       Legend Removal. If the Forward Purchase Securities are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), then at the Purchaser’s request, the Company will cause the Company’s transfer agent to remove the legend set forth in Section 1(b)(ii). In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to transfer such Securities without any such legend; provided, however, that the Company will not be required to deliver any such opinion, authorization or certificate or direction if it reasonably believes that removal of the legend could result in or facilitate transfers of Securities in violation of applicable law.

3

(d)       Registration Rights. The Purchaser shall have registration rights with respect to the Forward Purchase Securities as set forth on Exhibit A (the “Registration Rights”).

2.             Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows, as of the date hereof:

(a)       Organization and Power. The Purchaser is duly organized, formed, registered or incorporated (as applicable), validly existing, and in good standing under the laws of the jurisdiction of its organization, formation, registration or incorporation (as applicable) and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b)       Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (c) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(c)       Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

(d)       Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement.

4

(e)       Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Forward Purchase Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Forward Purchase Securities. Notwithstanding the foregoing, the Company acknowledges that the Purchaser may assign its rights and obligations hereunder to Permitted Transferees, provided that all such transfers shall be in compliance with all applicable law and that such Permitted Transferees agree that they have rights and are subject to the obligations of this Agreement with respect to Forward Purchase Securities as if such Permitted Transferees were the original Purchaser and that such Permitted Transferees execute a Joinder Agreement (as defined below) substantially in the form of Exhibit B hereto and any other certificates or document reasonable requested by the Company; and provided further that the Purchaser shall remain liable to purchase the Forward Purchase Securities in accordance with Section 9 hereof. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f)       Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Forward Purchase Securities, as well as the terms of the Company’s proposed IPO, with the Company’s management.

(g)       Restricted Securities. The Purchaser understands that the offer and sale of the Forward Purchase Securities to the Purchaser has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Forward Purchase Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Forward Purchase Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Forward Purchase Securities, or any Class A Shares into which the Forward Purchase Securities may be converted into or exercised for, for resale, except for the Registration Rights. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Forward Purchase Securities, and on other requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser understands that the offering of the Forward Purchase Securities is not, and is not intended to be, part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act with respect to such Forward Purchase Securities.

5

(h)       No Public Market. The Purchaser understands that no public market now exists for the Forward Purchase Securities, and that the Company has made no assurances that a public market will ever exist for the Forward Purchase Securities.

(i)       High Degree of Risk. The Purchaser understands that its agreement to purchase the Forward Purchase Securities involves a high degree of risk which could cause the Purchaser to lose all or part of its investment.

(j)       Accredited Investor. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(k)       Certain Tax Matters. Purchaser represents that it has satisfied itself in full as to all income and other tax consequences to Purchaser of entering into this Agreement and the purchase, holding, redemption, sale, or transfer of the Forward Purchase Securities.

(l)       No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Forward Purchase Securities.

(m)       Non-Public Information. The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of material non-public information relating to the Company.

(n)       Adequacy of Financing. The Purchaser has available to it sufficient funds to satisfy its obligations under this Agreement.

(o)       Affiliation of Certain FINRA Members. The Purchaser is neither a person associated nor affiliated with Credit Suisse Securities (USA) LLC, Goldman Sachs (Asia) L.L.C. or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO.

(p)       No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, none of the Purchaser nor any person acting on behalf of the Purchaser nor any of the Purchaser’s affiliates (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchaser and this offering, and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”).

6

3.             Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

(a)       Incorporation and Corporate Power. The Company is an exempted company duly incorporated and validly existing and in good standing as an exempted company under the laws of the Cayman Islands and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company has no subsidiaries.

(b)       Capitalization. The authorized share capital of the Company consists, as of the date hereof, of:

(i)       500,000,000 Class A Shares, par value $0.0001 per share, none of which are issued and outstanding.

(ii)       50,000,000 Class B ordinary shares of the Company, par value $0.0001 per share (“Class B Shares”), 4,312,500 of which are issued and outstanding and held by Tiga Sponsor III LLC, a Cayman Islands limited liability company (the “Sponsor”) and certain directors of the Company. All of the issued and outstanding Class B Shares have been duly authorized and issued as fully paid and non-assessable and were issued in compliance with all applicable federal and state securities laws and the of the Company’s amended and restated memorandum and articles of association, as they may be amended and/or restated from time to time (the “Memorandum and Articles”).

(iii)       5,000,000 preference shares, par value $0.0001 per share, none of which are issued and outstanding.

(c)       Authorization. All corporate action required to be taken by the Company’s Board of Directors and shareholders in order to authorize the Company to enter into this Agreement, and to issue the Forward Purchase Securities at each FPS Closing, and the securities issuable upon conversion or exercise of the Forward Purchase Securities, has been taken or will be taken prior to each FPS Closing, as applicable. All action on the part of the shareholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of each FPS Closing, and the issuance and delivery of the Forward Purchase Securities and the securities issuable upon conversion or exercise of the Forward Purchase Securities has been taken or will be taken prior to each FPS Closing. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

7

(d)       Valid Issuance of Securities.

(i)       The Forward Purchase Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement and the Memorandum and Articles (in respect of the Forward Purchase Shares) and registered in the register of members of the Company, and the securities issuable upon conversion or exercise of the Forward Purchase Securities, when issued in accordance with the terms of the Forward Purchase Securities, this Agreement and the Memorandum and Articles (in respect of the Forward Purchase Shares), and registered in the register of members of the Company, will be validly issued, fully paid and non-assessable and free of all preemptive or similar rights, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in this Agreement and subject to the filings described in Section 3(e) below, the Forward Purchase Securities and the securities issuable upon conversion of the Forward Purchase Securities will be issued in compliance with all applicable federal and state securities laws.

(ii)       No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii—iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(e)       Governmental Consents and Filings. Assuming the accuracy of the representations and warranties made by the Purchaser in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings required under the Securities Act and applicable state securities laws.

(f)       Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of the Memorandum and Articles or its other governing documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(g)       Operations. As of the date hereof, the Company has not conducted, and prior to the IPO Closing the Company will not conduct, any operations other than organizational activities and activities in connection with offerings of its securities.

(h)       Compliance with Anti-Corruption Laws. None of the Company or any of its directors, officers or, to the knowledge of the Company, agents or employees, each in acting for, or on behalf of, the Company, has engaged, within the past five (5) years, in any activity that would constitute a material violation of anti-corruption laws and regulations, including the U.S. Foreign Corrupt Practices Act of 1977, each to the extent applicable.

8

(i)       Compliance with Anti-Money Laundering Laws. The operations of the Company are, and have been within the past five (5) years, conducted in material compliance with anti-money laundering laws and regulations, including the Currency and Foreign Transactions Reporting Act of 1970 and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (collectively, the “Anti-Money Laundering Laws”), each to the extent applicable. No action, suit or proceeding by or before any court or governmental agency, authority or body involving an actual or alleged violation by the Company of Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(j)       Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

(k)       No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or shareholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Forward Purchase Securities.

(l)       No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the proposed IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchaser in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

4.             Right of First Offer. Subject to the terms and conditions of this Section 4, if, in connection with or prior to the Business Combination Closing, the Company proposes to raise additional capital by issuing any equity securities, or securities convertible into, exchangeable or exercisable for equity securities, other than the Public Units (and their component Class A Shares (the “Public Shares”) and Public Warrants) and Excluded Securities (as defined below) (“New Equity Securities”), the Company shall first make an offer of the New Equity Securities to the Purchaser in accordance with the following provisions of this Section 4:

9

(a)       Offer Notice.

(i)       The Company shall give written notice (the “Offering Notice”) to the Purchaser stating its bona fide intention to offer the New Equity Securities and specifying the number of New Equity Securities and the material terms and conditions, including the price, pursuant to which the Company proposes to offer the New Equity Securities.

(ii)       The Offering Notice shall constitute the Company’s offer to sell the New Equity Securities to the Purchaser, which offer shall be irrevocable for a period of ten (10) Business Days (the “ROFO Notice Period”).

(b)       Exercise of Right of First Offer.

(i)       Upon receipt of the Offering Notice, the Purchaser shall have until the end of the ROFO Notice Period to offer to purchase all (but not less than all) of the New Equity Securities, by delivering a written notice (a “ROFO Offer Notice”) to the Company stating that it offers to purchase such New Equity Securities on the terms specified in the Offering Notice. Any ROFO Offer Notice so delivered shall be binding upon delivery and irrevocable by the Purchaser.

(ii)       If the Purchaser does not deliver a ROFO Offer Notice during the ROFO Notice Period, the Purchaser shall be deemed to have waived all of the Purchaser’s rights to purchase the New Equity Securities offered pursuant to the Offering Notice under this Section 4, and the Company shall thereafter be free to sell or enter into an agreement to sell the Purchaser’s New Equity Securities to any third party without any further obligation to the Purchaser pursuant to this Section 4 within the ninety (90) day period thereafter (and with respect to an agreement to sell, consummate such sale at any time thereafter) on terms and conditions not more favorable to the third party than those set forth in the Offering Notice. If the Company does not sell or enter into an agreement to sell the Purchaser’s New Equity Securities within such ninety (90) day period, the rights provided hereunder shall be deemed to be revived and the New Equity Securities shall not be offered to any third party unless first re-offered to the Purchaser in accordance with this Section 4.

(c)       Excluded Securities. For purposes hereof, the term “Excluded Securities” means Class B Shares (and Class A Shares for which such Class B Shares are convertible) issued to the Sponsor and certain directors of the Company prior to the IPO, private placement warrants issued by the Company to the Sponsor or an affiliate thereof in connection with the IPO and which have the same exercise price as the Warrants (the “Private Placement Warrants”), warrants issued upon the conversion of working capital loans to the Company to be made by the Sponsor or an affiliate thereof to finance transaction costs in connection with an intended initial Business Combination (up to $2,000,000 of which may be convertible at the option of the lender into warrants of the post-Business Combination entity having the same terms as the Private Placement Warrants at a price of $1.50 per warrant (the “Working Capital Loans”)), any securities issued by the Company as consideration to any seller in the Business Combination, any Warrants or Class A Shares, Class B Shares (and Class A Shares for which such Class B Shares are convertible or Class A Shares issuable upon exercise of such Warrants) issued pursuant to forward purchase contracts entered into prior to the IPO Closing with the Purchaser.

10

(d)       Additional Private Placements. Notwithstanding anything to the contrary contained herein, prior to the IPO, the Company will not issue or agree to issue any securities (other than Forward Purchase Securities in the amounts set forth in this Agreement, Private Placement Warrants and the securities to be issued in the IPO) without the Purchaser’s prior written consent.

5.             Additional Agreements, Acknowledgements and Waivers of the Purchaser.

(a)       Trust Account.

(i)       The Purchaser hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public shareholders upon the closing of the IPO. The Purchaser, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Class A Shares held by it.

(ii)       The Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Class A Shares held by it. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Class A Shares held by it.

(b)       No Short Sales. The Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing. For purposes of this Section 5, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(c)       Voting. The Purchaser hereby agrees that if the Company seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, the Purchaser shall vote any Class A Shares owned by it in favor of any proposed Business Combination. If the Purchaser fails to vote any Class A Shares it is required to vote hereunder in favor of a Proposed Business Combination, the Purchaser hereby grants hereunder to the Company and any representative designated by the Company without further action by the Purchaser a limited irrevocable power of attorney to effect such vote on behalf of the Purchaser, which power of attorney shall be deemed to be coupled with an interest.

11

(d)       Redemption and Liquidation. The Purchaser hereby waives, with respect to any Forward Purchase Securities held by it, any redemption rights it may have in connection with (i) the consummation of a Business Combination, including any such rights available in the context of a shareholder vote to approve such Business Combination and (ii) any shareholder vote to approve an amendment to the Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s Class A Shares if the Company does not complete its Business Combination within 24 months from the IPO Closing or (B) with respect to any other provisions relating to the rights of the Company’s Class A Shares, it being understood that the Purchaser shall be entitled to redemption and liquidation rights with respect to any Class A Shares held by it.

(e)       Amendment of Memorandum and Articles. The Purchaser hereby agrees to not propose any amendment to the Company’s Memorandum and Articles (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s Business Combination or to redeem 100% of the Class A Shares if the Company does not complete its Business Combination within 24 months from the IPO Closing or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides its shareholders with the opportunity to redeem their Class A Shares upon approval of any such amendment at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A Shares.

6.             QEF Election Information. Until the Business Combination Closing, the Company shall use commercially reasonable efforts to determine whether, in any year, the Company or any subsidiary of the Company is deemed to be a “passive foreign investment company” (a “PFIC”) within the meaning of U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”). Until the Business Combination Closing, if the Company determines that the Company or any subsidiary of the Company is a PFIC in any year, for the year of determination and for each year thereafter during which the Purchaser holds an equity interest in the Company, including Warrants, and Purchaser has notified the Company that Purchaser or any of its direct or indirect shareholders is a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended) that reasonably requires such information, the Company or its subsidiary shall use commercially reasonable efforts to (i) make available to the Purchaser the information that may be required to make or maintain a “qualified electing fund” election under the Code with respect to the Company and (ii) furnish the information required to be reported under Section 1298(f) of the Code.

7.             FPS Closing Conditions.

(a)       The obligation of the Purchaser to purchase the Forward Purchase Securities at each FPS Closing under this Agreement shall be subject to the fulfillment, at or prior to each FPS Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Purchaser:

12

(i)       With respect to the Final FPS Closing only, the Business Combination shall be completed substantially concurrent with, and immediately following, the Final FPS Closing;

(ii)       The Company shall have delivered to such Purchaser a certificate evidencing the Company’s good standing as a Cayman Islands exempted company, as of a date within ten (10) Business Days of the FPS Closing;

(iii)       The representations and warranties of the Company set forth in Section 3 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the FPS Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement;

(iv)       The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the FPS Closing; and

(v)       No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Forward Purchase Securities.

(b)       The obligation of the Company to sell the Forward Purchase Securities at each FPS Closing under this Agreement shall be subject to the fulfillment, at or prior to each FPS Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i)       The representations and warranties of the Purchaser set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the FPS Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement;

(ii)       The Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the FPS Closing; and

(iii)       No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Forward Purchase Securities.

13

8.             Termination. This Agreement may be terminated at any time prior to the Final FPS Closing:

(a)          by mutual written consent of the Company and the Purchaser; or

(b)           automatically

(i)       if the IPO is not consummated on or prior to twenty-four months from the date of this Agreement;

(ii)       if the gross proceeds from the IPO do not equal or exceed $150,000,000;

(iii)      if the Business Combination is not completed within 24 months from the closing of the IPO, or such later date as may be approved by the Company’s shareholders; or

(iv)       if the Purchaser or the Company becomes subject to any voluntary or involuntary petition under the United States federal bankruptcy laws or any state insolvency law, in each case which is not withdrawn within sixty (60) days after being filed, or a receiver, fiscal agent or similar officer is appointed by a court for business or property of the Purchaser or the Company, in each case which is not removed, withdrawn or terminated within sixty (60) days after such appointment.

In the event of any termination of this Agreement pursuant to this Section 8, the FPS Purchase Price paid with respect to any FPS Closing (and interest thereon, if any), if previously paid, shall be promptly returned to the Purchaser, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchaser or the Company and their respective directors, officers, employees, partners, managers, members, or shareholders and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 8 shall relieve either party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement.

9.             Assignment

(a)       The Purchaser may transfer or assign its rights and obligations hereunder to any person at any time and from time to time and in whole or in part (each such transferee or assignee, a “Permitted Transferee”). Upon any such transfer or assignment, the Company, the Purchaser and the applicable Permitted Transferee shall execute a signature page to this Agreement, substantially in the form of the signature page attached hereto as Exhibit B (the “Joinder Agreement”), which shall reflect the number of Forward Purchase Securities such Permitted Transferee shall have the right to purchase (the “Transferee Securities”), and, upon such execution, such Permitted Transferee shall be deemed to give all representations warranties as set forth in Section 2 of this Agreement and thereafter shall have all the same rights and obligations as the Purchaser hereunder with respect to the Transferee Securities, and references herein to the “Purchaser” shall be deemed to refer to and include any such Transferee with respect to such Permitted Transferee and to its Transferee Securities; provided, that any representations, warranties, covenants and agreements of the Purchaser and any such Permitted Transferee shall be several and not joint and shall be made as to the Purchaser or any such Permitted Transferee, as applicable, as to itself only.

14

(b)       Notwithstanding the transfer of any of the Purchaser’s rights and obligations to any Permitted Transferee hereunder, the Purchaser shall remain liable to purchase all of the Forward Purchase Securities. In the event that a Permitted Transferee fails to purchase any or all of its respective Transferee Securities, the Purchaser shall promptly purchase from the Company such unpurchased Transferee Securities pursuant to the terms hereof.

10.          General Provisions.

(a)       Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to:

Tiga Acquisition Corp. III
250 North Bridge Road

#24-00, Raffles City Tower

Singapore 179101

with a copy to the Company’s counsel at:
Milbank LLP
Marina Bay Financial Centre

#36-03 Tower 3

Singapore 018982

Attn:	David H. Zemans

email:             dzemans@milbank.com

fax:                 +65-6428-2500

All communications to the Purchaser shall be sent to the Purchaser’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 9(a).

15

(b)       No Finder’s Fees. Other than fees payable to Credit Suisse Securities (USA) LLC and Goldman Sachs (Asia) L.L.C. in connection with the IPO, which shall be the responsibility of the Company, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c)       Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the FPS Closing.

(d)       Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(e)       Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)       Assignments. Except as otherwise specifically provided herein (including, but not limited to, the provisions in clause 9 hereof), no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties except that the Purchaser may assign its rights, interests, or obligations hereunder to any of its affiliates.

(g)       Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(h)       Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i)       Governing Law. This Agreement, the entire relationship of the parties hereto, and any dispute between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

16

(j)       Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(k)       Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(l)       Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company and the Purchaser, except for an amendment, modification or waiver that (i) modifies the amount or price of the Forward Purchase Securities to be sold hereunder, or (ii) inserts or modifies any material economic or non-economic provision of this Agreement applicable to the Purchaser, which shall in each case also require the written consent of the Purchaser. In the event that the ratio of warrants to Class A ordinary shares and the other pricing terms and amounts with respect to the Company’s securities is adjusted in connection with the Company’s marketing efforts relating to the IPO, or the exercise price of the Forward Purchase Warrants is adjusted as described in the Warrant Agreement, the Company shall provide written notice of such adjustment to the Purchaser.

(m)       Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n)       Expenses. Each of the Company and the Purchaser will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent; stamp taxes and all of The Depository Trust Company’s fees associated with the issuance of the Forward Purchase Securities and the securities issuable upon conversion or exercise of the Forward Purchase Securities.

17

(o)       Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(p)       Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(q)       Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement, other than with respect to disclosure by the Purchaser to a potential Permitted Transferee.

(r)       Specific Performance. The Purchaser agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the Purchaser in accordance with the terms hereof and that the Company shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(s)       Most Favored Nations. The Company hereby represents and warrants that as of the date hereof, and covenants and agrees that after the date hereof, none of the agreements with any other Person for the purchase of Class A Shares or Warrants include or will include terms, rights or other benefits that are more favorable, in any material respect, to such other Person than the terms, rights and benefits in favor of the Purchaser under this Agreement, and the Company will not amend any of the terms, rights or benefits in, or waive any material obligation under, any of the agreements with such other Person unless, in any such case, the Purchaser has been offered in writing the opportunity to concurrently receive the benefits of all such terms, rights and benefits or waiver. The Purchaser shall notify the Company in writing, within ten (10) days after the date it has been offered the opportunity to receive the benefit of such terms, rights, benefits or waiver, of its election to receive any such term, right, benefit or waiver so offered.

[Signature Page Follows]

18

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:
TIGA SPONSOR III LLC

By:
Name: George Raymond Zage III
Title: Member

Address for Notices:	250 North Bridge Road
#24-00, Raffles City Tower
Singapore 179101

E-mail:	CFO@tigainvestments.com
Fax:	+65 6333 3198

COMPANY:

TIGA ACQUISITION CORP. III

By:	Name:	Ashish Gupta
	Title:	Director

Exhibit A
Registration Rights

1.       Within fifteen (15) days after the Business Combination Closing, the Company shall use its commercially reasonable best efforts (i) to file a registration statement on Form S-3, to the extent the Company is permitted to use such form, for a secondary offering (including any successor registration statement covering the resale of the Registrable Securities a “Resale Shelf”) of the Class A Shares and Warrants (and underlying Class A Shares) comprising the Forward Purchase Securities and any other equity security of the Company issued or issuable with respect to the Class A Shares and Warrants (and underlying Class A Shares) comprising the Forward Purchase Securities by way of a share capitalization or share sub-division or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”) pursuant to Rule 415 under the Securities Act; provided that if Form S-3 is unavailable for such a registration, the Company shall register the resale of the Registrable Securities on another appropriate form and undertake to register the Registrable Securities on Form S-3 as soon as such form is available, (ii) to cause the Resale Shelf to be declared effective under the Securities Act promptly thereafter, but in no event later than 60 days after the closing of the initial business combination or within thirty (30) days following the announcement of the results of the shareholder vote relating to our initial business combination or the results of our offer to shareholders to redeem their Class A ordinary shares in connection with our initial business combination (whichever is later) and (iii) to maintain the effectiveness of such Resale Shelf with respect to the Purchaser’s Registrable Securities until the earliest of (A) the date on which the Purchaser or its assignee ceases to hold Registrable Securities covered by such Resale Shelf, (B) the date all of the Purchaser’s Registrable Securities covered by the Resale Shelf can be sold publicly without restriction or limitation (including without volume or manner of sale restrictions) under Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.

2.       In the event the Company is prohibited by applicable rule, regulation or interpretation by the staff (“Staff”) of the Securities and Exchange Commission (“SEC”) from registering all of the Registrable Securities on the Resale Shelf or the Staff requires that the Purchaser be specifically identified as an “underwriter” in order to permit such registration statement to become effective, and such Purchaser does not consent in writing to being so named as an underwriter in such registration statement, the number of Registrable Securities to be registered on the Resale Shelf will be reduced on a pro rata basis among all the holders of Registrable Securities to be so included, unless otherwise required by the Staff, so that the number of Registrable Securities to be registered is permitted by Staff and such Purchaser is not required to be named as an “underwriter”; provided, that any Registrable Securities not registered due to this paragraph 2 shall thereafter as soon as allowed by the SEC guidance be registered to the extent the prohibition no longer is applicable.

3.       If at any time the Company proposes to file a registration statement (a “Registration Statement”) on its own behalf, or on behalf of any other Persons who have registration rights (“Other Holders”), relating to an underwritten offering of ordinary shares (a “Company Offering”), then the Company will provide the Purchaser (the “Piggyback Holder”) with notice in writing (an “Offer Notice”) at least five (5) Business Days prior to such filing, which Offer Notice will offer to include in the Registration Statement a minimum of 1,000,000 “Registrable Securities” (as defined under the Piggyback Holder’s agreement governing registration rights) of the Piggyback Holder (collectively “Piggyback Securities”). Within five (5) Business Days (or, in the case of an Offer Notice delivered to the Purchaser in connection with an Underwritten Shelf Takedown (as described below), within three (3) Business Days) after receiving the Offer Notice, the Piggyback Holder may make a written request (a “Piggyback Request”) to the Company to include some or all of the Piggyback Holder’s Registrable Securities in the Registration Statement. If the underwriter(s) for any Company Offering advise the Company that marketing factors require a limitation on the number of securities that may be included in the Company Offering, the number of securities to be so included shall be allocated as follows: (i) first, to the Company and the Other Holders, if any; and (ii) second, to the Piggyback Holder based on the pro rata percentage of Piggyback Securities held by the Piggyback Holder and requested to be included in the Company Offering.

4.       At any time during which the Company has an effective Resale Shelf with respect to the Purchaser’s Registrable Securities, the Purchaser may make a written request (which request shall specify the intended method of disposition thereof) (a “Shelf Takedown Request”) to the Company to effect a sale, of all or a portion of the Purchaser’s Registrable Securities that are covered by the Resale Shelf, and the Company shall use commercially reasonable efforts to file a prospectus supplement (a “Shelf Takedown Prospectus Supplement”) for such purpose as soon as reasonably practicable following receipt of a Shelf Takedown Request. The Purchaser may request that any such sale be conducted as an underwritten public offering (an “Underwritten Shelf Takedown”). The Company shall not be obligated to effect more than two Underwritten Shelf Takedowns.

5.       The determination of whether any offering of Registrable Securities pursuant to the Resale Shelf or a Shelf Takedown Prospectus Supplement will be an underwritten offering shall be made in the sole discretion of the Purchaser, after consultation with the Company, and the Purchaser shall have the right, after consultation with the Company, to determine the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees (and the Requesting Holders shall not have the right to make any determinations other than whether they wish to include their Requesting Holder Securities in the prospectus supplement). The Purchaser shall select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers and managers shall be reasonably satisfactory to the Company).

6.       In connection with any underwritten offering, the Company shall enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Purchaser) in order to facilitate the disposition of such Registrable Securities as are reasonably necessary or required, and in such connection enter into a customary underwriting agreement that provides for customary opinions, comfort letters and officer’s certificates and other customary deliverables and make management and its own accountants available for any due diligence sessions and make management reasonably available for a road show.

A-2

7.       The Company shall pay all fees and expenses incident to the performance of or compliance with its obligation to prepare, file and maintain the Resale Shelf (including the fees of its counsel and accountants). The Company shall also pay all Registration Expenses. For purposes of this paragraph 7, “Registration Expenses” shall mean the out-of-pocket expenses of a Company Offering or Underwritten Shelf Takedown, including, without limitation, the following: (i) all registration and filing fees (including fees with respect to filings required to be made with FINRA) and any securities exchange on which the Registrable Securities are then listed; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) printing, messenger, telephone and delivery expenses; (iv) reasonable fees and disbursements of counsel for the Company; (v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Underwritten Shelf Takedown; and (vi) reasonable and documented fees and expenses of one legal counsel selected by the holders of a majority of the Registrable Securities, who will represent all the selling shareholders.

8.       The Company may suspend the use of a prospectus included in the Resale Shelf by furnishing to the Purchaser a written notice (“Suspension Notice”) stating that in the good faith judgment of the Company, it would be either (i) prohibited by the Company’s insider trading policy (as if the Purchaser were covered by such policy) or (ii) materially detrimental to the Company and its shareholders for such prospectus to be used at such time. The Company’s right to suspend the use of such prospectus under clause (ii) of the preceding sentence may be exercised for a period of not more than sixty (60) days after the date of such notice to the Purchaser; provided such period may be extended for an additional thirty (30) days with the consent of a majority-in-interest of the holders of Registrable Securities covered by the Resale Shelf, which consent shall not be unreasonably withheld; provided further, that such right to suspend the use of a prospectus shall be exercised by the Company not more than once in any twelve (12) month period. A holder of Registrable Securities shall not effect any sales of Registrable Securities pursuant to the Resale Shelf at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). The holders may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf following further written notice to such effect (an “End of Suspension Notice”) from the Company to the holders. The Company shall act in good faith to permit any suspension period contemplated by this paragraph to be concluded as promptly as reasonably practicable.

9.       The Purchaser agrees that, except as required by applicable law, the Purchaser shall treat as confidential the receipt of any Suspension Notice (provided that in no event shall such notice contain any material nonpublic information of the Company) hereunder and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes public, other than as a result of disclosure by a holder of Registrable Securities in breach of the terms of this Agreement.

A-3

10.       The Company shall indemnify and hold harmless the Purchaser, its directors and officers, partners, members, managers, employees, affiliates, agents, attorneys and representatives of such Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act and the Exchange Act and any agent thereof (collectively, “Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), promptly as incurred, arising out of, based upon or resulting from any untrue statement or alleged untrue statement of any material fact contained in the Resale Shelf (or any amendment or supplement thereto), the related prospectus, or any amendment or supplement thereto, or arise out of, are based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case or to any Indemnified Person to the extent that any such Loss arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission or so made in reliance upon or in conformity with information furnished by or on behalf of such Indemnified Person in writing specifically for use in the preparation of the Resale Shelf, the related prospectus, or any amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person, and shall survive the transfer of such securities by the Purchaser.

11.       The Company’s obligation under paragraph (1) of this Exhibit A is subject to the Purchaser’s furnishing to the Company in writing such information as the Company reasonably requests for use in connection with the Resale Shelf, the related prospectus, or any amendment or supplement thereto. The Purchaser shall indemnify the Company, its officers, directors, managers, employees, agents and representatives, and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of material fact contained in the Resale Shelf, the related prospectus, or any amendment or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser expressly for inclusion in such document; provided that the obligation to indemnify shall be individual, not joint and several, for each Purchaser and shall be limited to the net amount of proceeds received by such Purchaser from the sale of Registrable Securities pursuant to the Resale Shelf.

12.       The Company shall cooperate with the Purchaser, to the extent the Registrable Securities become freely tradable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Resale Shelf and enable such certificates to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request and registered in such names as the Purchaser may request.

13.       If requested by the Purchaser, the Company shall as soon as practicable, subject to any Suspension Notice, (i) incorporate in a prospectus supplement or post-effective amendment such information as the Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by the Purchaser holding any Registrable Securities.

A-4

14.       As long as the Purchaser shall own Registrable Securities, the Company, at all times while it shall be reporting under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act, and to promptly furnish the Purchaser with true and complete copies of all such filings, unless filed through the SEC’s EDGAR system. The Company further covenants that it shall take such further action as the Purchaser may reasonably request, all to the extent required from time to time, to enable the Purchaser to sell the Class A Shares and Warrants held by the Purchaser without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of the Purchaser, the Company shall deliver to the Purchaser a written certification of a duly authorized officer as to whether it has complied with such requirements.

15.       The rights, duties and obligations of the Purchaser under this Exhibit A may be assigned or delegated by the Purchaser in conjunction with and to the extent of any permitted transfer or assignment of Registrable Securities by the Purchaser to any permitted transferee or assignee.

A-5

Exhibit B – Permitted Transferee Signature Page

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement to be effective as of ____________.

NAME OF PERMITTED TRANSFEREE:
[ ]

By:
Name:
Title:

Address for Notices:

E-mail:

Fax:

Total number of Forward Purchase Shares Transferred:

Number of Forward Purchase Warrants Transferred:

Aggregate Purchase Price for Forward Purchase Securities Transferred: $

COMPANY:

TIGA ACQUISITION CORP. III

By:
Name:
Title:

SPONSOR:

TIGA SPONSOR III LLC

By:
Name:
Title: